                             MCDONALD'S CORPORATION

                             LETTER OF TRANSMITTAL

                             FOR DEPOSITARY SHARES
                    EACH REPRESENTING 1/2,000 OF A SHARE OF
                   7.72% CUMULATIVE PREFERRED STOCK, SERIES E


           THE EXCHANGE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD
        WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON         , 1995,
                     UNLESS THE EXCHANGE OFFER IS EXTENDED.


  List below (or on a separate signed schedule affixed hereto) the Depositary Shares (as defined below) to which this Letter of Transmittal relates.

                   DESCRIPTION OF DEPOSITARY SHARES TENDERED
                           (SEE INSTRUCTIONS 1 AND 2)

- --------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF                                NUMBER OF
      REGISTERED HOLDER(S)                               DEPOSITARY SHARES
   (PLEASE FILL IN EXACTLY AS          DEPOSITARY         REPRESENTED BY       NUMBER OF
 NAME(S) APPEAR(S) ON DEPOSITARY         RECEIPT            DEPOSITARY     DEPOSITARY SHARES
           RECEIPT(S))                 NUMBER(S)*           RECEIPT(S)*       TENDERED**
- --------------------------------------------------------------------------------------------
                                  ----------------------------------------------------------
                                  ----------------------------------------------------------
                                  ----------------------------------------------------------
                                  ----------------------------------------------------------
                                  ----------------------------------------------------------
                                 TOTAL DEPOSITARY SHARES
- --------------------------------------------------------------------------------------------

 *Need not be completed by Holders delivering Depositary Shares by book-entry transfer.
 ** Unless otherwise indicated, the Holder will be deemed to have tendered the full number of Depositary Shares represented by the tendered depositary receipts.


  Letters of Transmittal (or photocopies thereof) duly executed, depositary receipts evidencing Depositary Shares and any other required documents should be sent by each Holder (as defined below) of Depositary Shares, or its broker, dealer, commercial bank, trust company or other nominee, to the Exchange Agent at one of the addresses as set forth below.

                             The Exchange Agent is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

              By Mail:                     By Hand or Overnight Courier:
   (registered or certified mail                  Suite 4680-McD
            recommended)                     14 Wall Street, 8th Floor
 P.O. Box 2559, Mail Suite 4660-McD          New York, New York 10005
 Jersey City, New Jersey 07303-2559

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO D. F. KING & CO., INC., THE INFORMATION AGENT FOR THE EXCHANGE OFFER, AT 77 WATER STREET, NEW YORK, NEW YORK 10005, TELEPHONE
(800) 628-8536 (TOLL-FREE) OR (212) 269-5550 (COLLECT).

  This Letter of Transmittal (or a photocopy hereof), duly executed, must accompany depositary receipts evidencing Depositary Shares (as defined below) to be forwarded herewith pursuant to the procedures set forth in the Prospectus (as defined below) under the caption "The Exchange Offer--Procedures for Tendering". If depositary receipts for tendered Depositary Shares are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Depositary Shares.

  Eligible Institutions (as defined below) may also use this Letter of Transmittal if delivery of Depositary Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"). If such delivery is to be made, this Letter of Transmittal need not be physically delivered; provided, however, that an Agent's Message is received and tenders of Depositary Shares have been effected in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures and the other procedures set forth in the Prospectus under the caption "The Exchange Offer-- Procedures for Tendering--Book Entry Transfer".

  The term "Agent's Message" means a message, transmitted by DTC and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined in the Prospectus), which states that DTC has received an express acknowledgment from a participant tendering Depositary Shares that are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal, and that the Company may enforce the Letter of Transmittal against such participant. Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person in whose name any Depositary Shares are registered on the books of the Company or any other person who has obtained a properly completed stock power from the registered holder or any person whose Depositary Shares are held of record by DTC who desires to deliver such Depositary Shares by book-entry transfer at DTC.

  Holders who cannot deliver their Depositary Shares and all other documents required hereby to the Exchange Agent prior to the Expiration Date, or comply with book-entry procedures on a timely basis, may tender their Depositary Shares according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering-- Guaranteed Delivery".

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[_]CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED BY BOOK-ENTRY
   TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: __________________________________________

    The Depository Trust Company Account Number: ____________________________

    Transaction Code Number: ________________________________________________

[_]CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED PURSUANT TO A
   NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s): ________________________________________

    Date of Execution of Notice of Guaranteed Delivery: _____________________

    Name of Eligible Institution that Guaranteed Delivery: __________________

  IF DELIVERED BY BOOK-ENTRY TRANSFER:

    Name of Tendering Institution: __________________________________________

    The Depository Trust Company Account Number: ____________________________

    Transaction Code Number: ________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To First Chicago Trust Company of New York:

  The undersigned acknowledges receipt of the Prospectus dated           , 1995
(the "Prospectus") of McDonald's Corporation (the "Company") which, together with this Letter of Transmittal (the "Letter of Transmittal"), constitutes the Company's offer (the "Exchange Offer") to exchange up to $450,000,000 of its
   % Subordinated Deferrable Interest Debentures due 2025 (the "Debentures") for up to 18,000,000 (the "Amount Sought") Depositary Shares (the "Depositary Shares"), each representing 1/2,000 of a share of 7.72% Cumulative Preferred Stock, Series E (the "Series E Preferred Stock"), of the Company. The undersigned understands that exchanges will be made on a basis of $25 principal amount of Debentures (the minimum permitted denomination) for each Depositary Share (which has a liquidation preference of $25 per Depositary Share) validly tendered and accepted for exchange in the Exchange Offer.

  Subject to, and effective upon, the acceptance for exchange of the Depositary Shares tendered herewith in accordance with the terms of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby tenders for exchange, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Depositary Shares and the underlying Series E Preferred Stock. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to (a) deliver depositary receipts for such Depositary Shares, or transfer ownership of such Depositary Shares on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Depositary Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Depositary Shares, all in accordance with the terms of the Exchange Offer.

  The undersigned authorizes First Chicago Trust Company of New York, as Depositary (the "Depositary") under that certain Deposit Agreement dated as of November 25, 1992 by and among the Company, the Depositary and the holders from time to time of depositary receipts evidencing the Depositary Shares, to withdraw and tender to the Company the Series E Preferred Stock evidenced by the Depositary Shares tendered hereby.

  The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Depositary Shares tendered hereby and the underlying Series E Preferred Stock and to acquire the Debentures issuable upon the exchange of such tendered Depositary Shares in accordance with the terms of the Exchange Offer, and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title to the tendered Depositary Shares and the underlying Series E Preferred Stock, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Depositary Shares and the underlying Series E Preferred Stock or transfer ownership of such Depositary Shares on the account books maintained by DTC. The undersigned further represents that it has read and agreed to all of the terms and conditions of the Exchange Offer.

  All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the undersigned. Except as provided in the Exchange Offer, this tender is irrevocable.

  The undersigned understands that tenders of Depositary Shares pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer, including the undersigned's representation and warranty that
(i) the undersigned has a net long position in the Depositary Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Depositary Shares complies with Rule 14e-4. The Company's acceptance for exchange of Depositary Shares tendered pursuant to the Exchange Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

  The undersigned understands that the Company may (i) amend or modify the terms of the Exchange Offer in any manner and (ii) withdraw or terminate the Exchange Offer and not accept for exchange any Depositary Shares, if any of the conditions to the Exchange Offer is not satisfied, including (without limitation) if fewer than 4,000,000 Depositary Shares are tendered. The undersigned further understands that if more Depositary Shares than the Amount Sought have been validly tendered and not withdrawn, the Company also may accept for exchange, pro rata with Depositary Shares tendered by other Holders, fewer than all of the Depositary Shares tendered hereby. In either event, the undersigned understands that depositary receipts for any Depositary Shares not tendered or not exchanged will be returned to the undersigned.


                               SOLICITED TENDERS
   (TO BE COMPLETED ONLY FOR TENDERS OF DEPOSITARY SHARES MADE BY PHYSICALLY
                        DELIVERING DEPOSITARY RECEIPTS)
                              (SEE INSTRUCTION 3)

   The Company will pay to any Soliciting Dealer, as defined in Instruction 3, a solicitation fee of $0.50 per Depositary Share for each Depositary Share tendered, accepted for exchange and exchanged pursuant to the Exchange Offer. A registered holder may designate a Soliciting Dealer below ONLY if depositary receipts for tendered Depositary Shares physically accompany this Letter of Transmittal. The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is (Please print):

 Name of Firm: ________________________________________________________________
 Name of Individual Broker or Financial Consultant: ___________________________ Identification Number (if known): ____________________________________________
 Address (Include Zip Code): __________________________________________________
 ______________________________________________________________________________

   The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with its solicitation of tenders of Depositary Shares pursuant to the Exchange Offer;
 (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Exchange Offer; (iii) in soliciting tenders of Depositary Shares, it has used no soliciting materials other than those furnished by the Company; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

   If tendered Depositary Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with DTC, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent to receive a solicitation fee.

                         TENDERING HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 4, 5 AND 8)
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

 ---------------------------------------- Date: ________________________, 1995

 ---------------------------------------- Date: ________________________, 1995
 SIGNATURE(S) OF HOLDER(S)

 Must be signed by registered holder(s) exactly as name(s) appear(s) on depositary receipt(s) for Depositary Shares or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith or, if the Depositary Shares are held of record by DTC, the person in whose name such Depositary Shares are registered on the books of DTC. If signature above is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, complete the following (Please print):

 Name(s): _____________________________________________________________________

 Capacity (full title): _______________________________________________________

 Address (Include Zip Code): __________________________________________________

 ------------------------------------------------------------------------------

 Telephone Number:  ___________________________________________________________


                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 5 AND 6)

 Authorized Signature: ________________________________________________________

 Name: ________________________________________________________________________

 Title: _______________________________________________________________________

 Address (Include Zip Code): __________________________________________________

 Name of Firm: ________________________________________________________________

 Telephone Number:  ___________________________________________________________

 Date: ________________________________________________________________________

           SPECIAL ISSUANCE
             INSTRUCTIONS
      (SEE INSTRUCTIONS 5 AND 6)

   To be completed ONLY if the
 Debentures to be issued in exchange
 for Depositary Shares accepted for
 exchange, or depositary receipts
 for Depositary Shares not tendered
 or not accepted for exchange, are
 to be issued or reissued, in the
 name of someone other than the
 undersigned.

   Issue
      [_] Debentures and/or
      [_] depositary receipts to:

 Name(s):____________________________

 ------------------------------------

 Address (Include Zip Code):

 ------------------------------------

 ------------------------------------

 Taxpayer Identification No. ________


    SPECIAL DELIVERY INSTRUCTIONS
      (SEE INSTRUCTIONS 5 AND 6)

   To be completed ONLY if the
 Debentures to be issued in exchange
 for Depositary Shares accepted for
 exchange, or depositary receipts
 for Depositary Shares not tendered
 or not accepted for exchange, are
 to be sent to someone other than
 the undersigned or to the
 undersigned at an address other
 than that appearing above under
 "Description of Depositary Shares
 Tendered."

   Mail
      [_] Debentures and/or
      [_] depositary receipts to:

 Name(s):____________________________

 ------------------------------------

 Address (Include Zip Code):

 ------------------------------------

 ------------------------------------


                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a holder whose tendered Depositary Shares are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9. If a holder is an individual, the TIN is the holder's social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to Debentures acquired pursuant to the Exchange Offer may be subject to backup withholding.

  If backup withholding applies, the Exchange Agent is required to withhold 31% of all payments made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  To prevent backup withholding on payments that are made to a holder with respect to Debentures, the holder is required to notify the Company of his or its correct TIN by completing the Form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (i) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding.

  Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. A corporation must, however, complete the Substitute Form W-9, including providing its TIN (unless it is a foreign corporation that does not have a TIN) and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. A foreign corporation or individual, or other foreign person, must submit a statement (i.e., Form W-8 or substitute), signed under penalties of perjury, attesting to such person's status as a non-United States person. Such statements can be obtained from the Exchange Agent.

  See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
- --------------------------------------------------------------------------------

                                                    Social Security Number
     SUBSTITUTE         PART 1--PLEASE
                        PROVIDE YOUR TIN IN
                        THE BOX AT RIGHT AND
                        CERTIFY BY SIGNING
                        AND DATING BELOW

      FORM W-9                                  OR __________________________
 DEPARTMENT OF THE                              Employer Identification Number
 TREASURY              --------------------------------------------------------

  INTERNAL REVENUE      PART 2--I am not subject to backup
       SERVICE          withholding because (i) I am exempt    FOR PAYEES
                        from backup withholding, or (ii) I     EXEMPT FROM
                        have not been notified by the IRS      BACKUP
                        that I am subject to backup            WITHHOLDING
                        withholding as a result of a failure
                        to report all interest or dividends,
                        or (iii) the IRS has notified me
                        that I am no longer subject to
                        backup withholding. (YOU MUST CROSS
                        OUT THIS PART 2 IF YOU ARE CURRENTLY
                        SUBJECT TO BACKUP WITHHOLDING
                        BECAUSE OF UNDERREPORTING OF
                        INTEREST OR DIVIDENDS ON YOUR TAX
                        RETURN.)

 PAYER'S REQUEST FOR
      TAXPAYER
   IDENTIFICATION
    NUMBER (TIN)

                                                               Write "EXEMPT"
                                                               if you are ex-
                                                               empt from
                                                               backup with-
                                                               holding.

                       --------------------------------------------------------

                        CERTIFICATION--UNDER PENALTIES OF
                        PERJURY, I CERTIFY THAT THE            PART 3--
                        INFORMATION PROVIDED ON THIS FORM IS
                        TRUE, CORRECT AND COMPLETE.

                                                               Awaiting TIN
                        SIGNATURE ___________DATE ___________  [_]

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
     OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


                      CERTIFICATE OF TAXPAYER AWAITING TIN

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 -----------------------------------------    --------------------------------
                 SIGNATURE                                  DATE

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND DEPOSITARY RECEIPTS. Depositary receipts for all physically delivered Depositary Shares, or confirmation of any book-entry transfer to the Exchange Agent's account at DTC of Depositary Shares tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, or an Agent's Message in connection with a book-entry transfer, must be received by the Exchange Agent at either of the addresses set forth herein prior to the Expiration Date (as defined in the Prospectus).

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, DEPOSITARY RECEIPTS FOR THE DEPOSITARY SHARES AND ANY OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SENT BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

  Holders who cannot deliver their Depositary Shares and all other required documents to the Exchange Agent prior to the Expiration Date, or comply with book-entry transfer procedures on a timely basis, may tender their Depositary Shares pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery".

  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by executing a copy of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of the Depositary Shares for exchange.

  2. PARTIAL TENDERS. If less than the entire number of Depositary Shares evidenced by a submitted depositary receipt are tendered, the tendering Holder must fill in the number of Depositary Shares tendered in the box entitled "Number of Depositary Shares Tendered". A newly issued depositary receipt for Depositary Shares submitted but not tendered, together with any tendered Depositary Shares that were not accepted for exchange because of proration or otherwise, will be returned without expense to the tendering Holder as soon as practicable following the Expiration Date (or, in the case of Depositary Shares tendered by book-entry transfer, such Depositary Shares will be credited to an account maintained at DTC), subject to delays, if any, resulting from proration. All Depositary Shares delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  3. SOLICITED TENDERS. The Company will pay a solicitation fee of $0.50 per Depositary Share (the "Solicitation Fee") for any Depositary Shares tendered by physically delivering depositary receipts which are accepted for exchange and exchanged pursuant to the Exchange Offer and covered by this Letter of Transmittal which designates, in the box captioned "Solicited Tenders," as having solicited and obtained the tender, the name of (i) any broker or dealer in securities, including each Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD,
(ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No Solicitation Fee shall be payable to a Soliciting Dealer with respect to the tender of depositary receipts evidencing Depositary Shares by a Holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such in the box captioned "Solicited Tenders".

  If tendered Depositary Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with DTC, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date in order to receive a Solicitation Fee. No Solicitation Fee shall be payable to a Soliciting Dealer in respect of Depositary Shares (i) beneficially owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such Depositary Shares are held by such Soliciting Dealer as nominee and such Depositary Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or the Notice of Solicited Tenders. No Solicitation Fee shall be payable to the Soliciting Dealer with respect to the tender of Depositary Shares by the Holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer.

  No Solicitation Fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer any portion of such fee to a tendering Holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Company, the Exchange Agent, the Information Agent or the Dealer Managers for purposes of the Exchange Offer.

  4. SIGNATURE(S) ON THIS LETTER OF TRANSMITTAL. If this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the depositary receipts for the Depositary Shares, without alteration, enlargement or any change whatsoever. When this Letter of Transmittal is signed by the registered holder(s) of Depositary Shares tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

  If any of the Depositary Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If depositary receipts for tendered Depositary Shares are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Depositary Shares.

  Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution (as defined below), provided the Depositary Shares are tendered: (i) by a registered holder of such Depositary Shares who has not completed either of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions"; or (ii) for the account of an Eligible Institution.

  5. WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Depositary Shares tendered hereby, such Depositary Shares must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder(s), in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the depositary receipts for the Depositary Shares.

  If this Letter of Transmittal, any depositary receipts or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

  Endorsements on depositary receipts or signatures on separate written instruments of transfer or exchange required by this Instruction 5 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or The New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (any of the foregoing hereinafter referred to as an "Eligible Institution").

  6. SPECIAL ISSUANCE INSTRUCTIONS AND SPECIAL DELIVERY INSTRUCTIONS. If the Debentures to be issued in exchange for the Depositary Shares and/or depositary receipts for Depositary Shares not tendered or not accepted for exchange, are to be issued or reissued in the name of someone other than the tendering Holder or are to be sent to someone other than the tendering Holder or to the tendering Holder at an address other than that shown above, the tendering Holder must fill in the information in the appropriate box of this Letter of Transmittal and have its signature guaranteed by an Eligible Institution as provided in Instruction 5.

  7. TRANSFER TAXES. The Company will pay any transfer taxes with respect to the transfer and exchange of Depositary Shares to it or its order pursuant to the Exchange Offer. If, however, the Debentures due in respect of the Depositary Shares accepted for exchange are to be issued to, or (in the circumstances permitted hereby) if depositary receipts for Depositary Shares not tendered or not exchanged are to be registered in the name of, any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be billed directly to such person in respect of the Depositary Shares accepted for exchange if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

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

  Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the depositary receipts evidencing Depositary Shares listed in this Letter of Transmittal.

  8. SUBSTITUTE FORM W-9. Except as described under "Important Tax Information," federal income tax laws require each tendering holder to provide the Exchange Agent (as Payor) with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided herein, and to indicate whether or not the holder is not subject to backup withholding by crossing out
Part 2 on the Substitute Form W-9 if the holder is currently subject to backup withholding. Failure to provide the information on the Form W-9 or to cross out
Part 2 of the Form W-9 (if applicable) may subject the tendering holder to 31% federal income tax withholding on payments made to the holder. The box in Part 3 of the Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the holder has not provided a TIN within sixty (60) days, the Company will withhold 31% on all such payments thereafter until a TIN is provided to the Company.

  9. WITHHOLDING ON FOREIGN HOLDERS IN CONNECTION WITH THE EXCHANGE OFFER. United States federal income tax generally will be withheld from the gross proceeds payable to a holder that is a non-United States person (a "foreign holder") (including Debentures that such foreign holder would otherwise be entitled to receive) unless such foreign holder provides the Exchange Agent with a Foreign Holder Certification, in form and substance satisfactory to the Company, in which such holder certifies that such holder's exchange of Depositary Shares for Debentures pursuant to the Exchange Offer qualifies as a sale or exchange, rather than as a dividend, for federal income tax purposes (as described in "Certain United States Federal Tax Considerations for Non-United States Persons--Exchange of Depositary Shares for Debentures" in the Prospectus) and such holder agrees that it will provide additional information to the Company if necessary to demonstrate such qualification and that it will reimburse the Company if it is determined that federal withholding tax was due. The withholding rate is ordinarily 30% unless the foreign holder is eligible for a reduced tax treaty rate with respect to dividend income, in which case withholding will be made at the reduced treaty rate, or the foreign holder otherwise establishes to the satisfaction of the withholding agent that such holder is exempt from tax on such exchange (e.g., by certifying to the withholding agent on IRS Form 8709 as to such holder's status as a foreign government). For this purpose, a non-United States person is any person that is not (i) an individual citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or (iii) any estate or trust the income of which is subject to United States federal income taxation regardless of the source of such income. Copies of the Foreign Holder Certification are available from the Exchange Agent. A holder's status as a foreign holder and eligibility for a tax treaty reduced rate of withholding will be determined by reference to the holder's address and to any outstanding certificates (i.e., Form W-8 or substitute) or statements concerning eligibility for a reduced rate of withholding, unless facts and circumstances indicate that reliance is not warranted. EACH FOREIGN HOLDER SHOULD CONSULT WITH ITS TAX ADVISOR REGARDING THE FOREGOING.

  A holder that exchanges Depositary Shares for Debentures on behalf of a beneficial owner that is a non-United States person will be responsible for determining whether and what rate of withholding is required on such exchange and for obtaining any required forms or certifications from such beneficial owner.

  A foreign holder may be eligible to obtain from the U.S. Internal Revenue Service a refund of any tax withheld if such shareholder meets one of the two tests for sale or exchange treatment described in "Certain United States Federal Tax Considerations for Non-United States Persons--Exchange of Depositary Shares for Debentures" in the Prospectus or otherwise is able to establish that no tax (or a reduced amount of tax) was due.

  10. WITHDRAWALS. Tenders of Depositary Shares pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date and, unless accepted for exchange by the Company, may be withdrawn at any time after 40 business days after the date of the Prospectus. To be effective, a written notice of withdrawal delivered by mail, hand delivery or facsimile transmission must be timely received by the Exchange Agent at either of the addresses set forth in the Prospectus. The method of notification is at the risk and election of the Holder. Any such notice of withdrawal must specify (i) the Holder named in the Letter of Transmittal as having tendered

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Depositary Shares to be withdrawn, (ii) if the Depositary Shares are held in depositary receipt form, the depositary receipt numbers of the Depositary Shares to be withdrawn, (iii) the number of Depositary Shares delivered for exchange, (iv) a statement that such Holder is withdrawing its election to have such Depositary Shares exchanged, and (v) the name of the registered holder of such Depositary Shares, and must be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Depositary Shares being withdrawn. If Depositary Shares have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Depositary Shares and otherwise comply with DTC's procedures. The Exchange Agent will return properly withdrawn Depositary Shares promptly (normally within five to seven business days) following receipt of notice of withdrawal. All questions as to the validity of notice of withdrawal, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties. Withdrawals of tenders of Depositary Shares may not be rescinded and any Depositary Shares withdrawn will thereafter be deemed not to be validly tendered for purposes of the Exchange Offer. Properly withdrawn Depositary Shares, however, may be retendered by following the procedures for tendering at any time prior to the Expiration Date.

  11. EXTENSIONS, AMENDMENTS AND TERMINATION. The Company expressly reserves the right to (i) amend or modify the terms of the Exchange Offer in any manner and (ii) withdraw or terminate the Exchange Offer and not accept for exchange any Depositary Shares, if any of the conditions to the Exchange Offer is not satisfied, including (without limitation) if fewer than 4,000,000 Depositary Shares are tendered. The conditions of the Exchange Offer are for the sole benefit of the Company and may be asserted by the Company regardless of the circumstances giving rise to such conditions, or may be waived by the Company, in whole or in part at any time and from time to time, in its sole discretion. The failure by the Company, at any time, to exercise its rights with respect to any of the conditions of the Exchange Offer will not be deemed a waiver of any such conditions.

  12. MUTILATED, LOST, STOLEN OR DESTROYED DEPOSITARY RECEIPTS. Any Holder whose depositary receipts have been mutilated, lost, stolen or destroyed should contact First Chicago Trust Company of New York, Suite 4687, P.O. Box 2591, Jersey City, New Jersey 07303-2591, telephone (800) 621-7825.

  13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. All questions relating to the Exchange Offer, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to D.F. King & Co., Inc., the Information Agent for the Exchange Offer, at 77 Water Street, New York, New York 10005, telephone (800) 628-8536 (toll-free) or (212) 269-5550 (collect).

  14. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Depositary Shares will be resolved by the Company, and such determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular Depositary Shares covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding on all parties.

  15. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A PHOTOCOPY THEREOF), DULY EXECUTED, (TOGETHER WITH DEPOSITARY RECEIPTS FOR DEPOSITARY SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

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